UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

October 25, 2011

Pacific Biosciences of California, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34899	16-1590339
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1380 Willow Road

Menlo Park, California 94025

(Address of principal executive offices, including zip code)

(650) 521-8000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.	RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2011, Pacific Biosciences of California, Inc. announced its financial results for the third quarter ended September 30, 2011. A copy of the press release containing the announcement is included as Exhibit 99.1 and is incorporated herein by reference.

This information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.	OTHER EVENTS

On October 25, 2011, the Board of Directors of Pacific Biosciences of California, Inc. appointed Michael W. Hunkapiller, Ph.D., as Executive Chairman of its Board of Directors. The material terms of Dr. Hunkapiller’s compensation arrangements, once finalized, will be disclosed in a subsequent filing.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit Number	Description

99.1	Press Release dated October 27, 2011 titled “Pacific Biosciences of California Announces Third Quarter Financial Results” (furnished and not filed herewith solely pursuant to Item 2.02).

99.2	Press Release dated October 27, 2011 title “Pacific Biosciences Appoints Michael W. Hunkapiller as Executive Chairman”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pacific Biosciences of California, Inc.

By:	/S/ SUSAN K. BARNES
Susan K. Barnes Executive Vice President and Chief Financial Officer

Date: October 27, 2011

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release dated October 27, 2011 titled “Pacific Biosciences of California Announces Third Quarter Financial Results” (furnished and not filed herewith solely pursuant to Item 2.02).

99.2	Press Release dated October 27, 2011 title “Pacific Biosciences Appoints Michael W. Hunkapiller as Executive Chairman”